UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
January 8, 2019

Rite Aid Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011
(Address of principal executive offices, including zip code)

(717) 761-2633
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.08.  Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this report is incorporated by reference into this Item 5.08.

Item 8.01.  Other Events.

The board of directors (the “Board”) of Rite Aid Corporation (the “Company”) has established July 17, 2019 as the date of the Company’s 2019 annual meeting of stockholders (the “2019 Annual Meeting”).  This date represents a change of more than 25 days from the anniversary date of the Company’s 2018 annual meeting of stockholders held on October 30, 2018.  As a result, the deadlines for stockholders to submit proposals and nominations of directors as set forth in Rite Aid’s definitive proxy statement for the Company’s 2018 annual meeting of stockholders are no longer effective.

Under the Company’s amended and restated By-Laws (as so amended and restated, the “By-Laws”), in order for stockholder proposals and director nominations to be presented at the 2019 Annual Meeting (other than by means of inclusion of a stockholder proposal in the proxy materials under Rule 14a-8 and proxy access nominations, which are each described below), the Company must have received proper notice at the Company’s principal executive offices not later than the close of business on January 18, 2019. The notice must include all of the information required by the Company’s By-Laws.

Under the Company’s By-Laws, in order for proxy access nominations to be included in the Company’s proxy materials and presented at the 2019 Annual Meeting, the Company must have received proper notice at the Company’s principal executive offices not before February 2, 2019 and not later than the close of business on March 4, 2019.  The notice must include all of the information required by the Company’s By-Laws.

Stockholder proposals intended for inclusion in the Company’s definitive proxy statement for the 2019 Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at Rite Aid’s principal executive offices no later than February 8, 2019 (which the Company believes is a reasonable time before it begins to print and send its proxy materials).

All proposals and nominations must be addressed to the Secretary of the Company at “Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011, Attention: James J. Comitale, Secretary.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: January 8, 2019	By:	/s/ James J. Comitale
	Name:	James J. Comitale
	Title:	Senior Vice President, General Counsel